UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2024

GameStop Corp.
(Exact name of Registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051
(817) 424-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	GME	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 18, 2024, the Board of Directors (the “Board”) of GameStop Corp. (the “Company”) increased the size of the
Board from five to six members and appointed Nathaniel Turner as a director of the Company with a term expiring at the Company's 2025 Annual Meeting of Stockholders. Mr. Turner was not appointed to any committees of the Board and there are no arrangements or understandings between Mr. Turner and any other person pursuant to which he was elected as director. Mr. Turner will not receive any compensation for serving as a director.

In October 2024, the Company entered into a collaboration with Collectors Holdings, Inc. (“Collectors”), through its Profession Sports Authenticator division (“PSA”), whereby the Company would become an authorized PSA dealer, and PSA would provide authentication and grading services for trading cards through select Company stores across the United States. Mr. Turner is the Chief Executive Officer and Chairman of Collectors. Mr. Turner also owns up to a 10% equity interest in PSA and has been awarded additional unvested equity compensation awards at Collectors, which are subject to forfeiture if certain performance conditions are not satisfied. Since the beginning of the collaboration, the approximate dollar value of the transactions between the Company and PSA pursuant to the collaboration agreement was $1.53 million.

On November 18, 2024, the Company issued a press release announcing the election of Mr. Turner, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description
99.1        Press Release issued by GameStop Corp., dated November 18, 2024
104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: November 18, 2024	By:	/s/ Daniel Moore
Name: Daniel Moore Title: Principal Financial and Accounting Officer